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                               SECURITY AGREEMENT                   EXHIBIT 10.2

                                                                    July 1, 1997


                 I.  Parties, Collateral, and Obligations

                 FRANK A. PICI (hereinafter called "Debtor"), whose address is 6306 Wagner Way, Sugar Land, Texas 77479, for valuable considerations, receipt of which is hereby acknowledged, hereby grants to MARINER ENERGY, INC., a Delaware corporation (hereinafter called "Secured Party"), whose address is a 580 Westlake Boulevard, Suite 1300, Houston, Harris County, Texas 77079, a security interest in the following property:

         (i) all shares of capital stock of Mariner Holdings, Inc., a Delaware corporation ("MHI"), now owned or hereafter acquired by Debtor (including, but not limited to, all shares of MHI capital stock acquired by Debtor with the proceeds of the Note (as hereinafter defined) and all shares of MHI capital stock acquired by Debtor upon the exercise of any stock options granted by MHI to Debtor); (ii) all of Debtor's rights and interests in and under that certain Incentive Stock Option Agreement dated July 1, 1997, between MHI and Debtor;
         (iii) all of Debtor's rights and interests in and under that certain Nonstatutory Stock Option Agreement dated July 1, 1997, between MHI and Debtor; (iv) all of Debtor's rights and interests, whether now existing or hereafter acquired or arising, to acquire any share of capital stock of MHI (including, but not limited to, any rights of Debtor under any future stock option agreements, stock option plans and stock incentive or compensation plans or agreements); and (v) all of Debtor's rights, title and interests in or in respect of, whether now existing or hereafter acquired or arising in, any "Overriding Royalty Interest," as such term is defined from time to time in that certain Employment Agreement dated effective as of December 2, 1996, as amended from time to time (the "Employment Agreement"), between Secured Party and Debtor, and in any contractual or other rights to acquire or obtain, or in respect of, any such Overriding Royalty Interest;

together with all proceeds, monies, income, investment property, revenues, royalties, funds and benefits attributable or accruing to said property, which Debtor is or may hereafter become entitled to receive on account of said property, including, but not by way of limitation, all interest, premium, redemption proceeds and other principal payments and all dividends and other distributions on or with respect to capital stock whether payable in cash, stock or other property and all subscription and other rights. In the event that Debtor shall receive any of the foregoing, Debtor shall receive and

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hold the same in trust for Secured Party and shall not commingle the same with other monies or property, and Debtor shall promptly and immediately deliver same to Secured Party. All property in which Secured Party is herein granted a security interest is hereinafter called the "Collateral."

                 The security interest granted herein secures the payment of all liabilities, indebtedness, and obligations of Debtor to Secured Party (hereinafter called the "Obligations") arising under and evidenced by a promissory note of even date herewith (hereafter called the "Note") executed by Debtor in the principal amount of $170,600.00, payable to the order of Secured Party, and including costs and expenses and attorney's fees and legal expenses, all in accordance with the terms of the Note and this Security Agreement, and all renewals, extensions and rearrangements of the above Obligations. Unless otherwise agreed, all of the Obligations shall be payable at the offices of Secured Party in Houston, Harris County, Texas.

                 II.      Warranties, Covenants and Agreements of the Debtor

                 Debtor hereby warrants, covenants and agrees that:

                 (1) Except for the security interest granted hereby, Debtor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, lien, charge or any other right, title, or interest of any person other than Secured Party; Debtor has full power and lawful authority to sell, transfer and assign the Collateral to Secured Party and to grant to the Secured Party a first, prior and valid security interest therein as herein provided; the execution and delivery and the performance hereof are not in contravention of any indenture, agreement or undertaking to which the Debtor is a party or by which the Debtor is bound.

                 (2)(a) Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office.

                 (b) As long as any amount remains unpaid on any of the Obligations, (i) Debtor will not enter into or execute any security agreement or any financing statement which covers any of the Collateral other than those security agreements and financing statements in favor of Secured Party hereunder, and further (ii) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) which covers any of the Collateral other than financing statements in favor of Secured Party hereunder.

                 (c) Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral. At the request of Secured Party, Debtor will join Secured Party in executing such documents as Secured Party may determine, from time to time, to be





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necessary or desirable under provisions of the Uniform Commercial Code; without limiting the generality of the foregoing, Debtor agrees to join Secured Party, at Secured Party's request, in executing one or more financing statements in form satisfactory to Secured Party, and Debtor will pay the cost of filing or recording the same, or of filing or recording this Security Agreement, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Security Agreement is deemed by Secured Party to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and Secured Party is hereby authorized to carry out and implement the following agreements and understandings and Debtor hereby agrees to pay the cost thereof) that Secured Party may, at any time or times, file as a financing statement any counterpart, copy, or reproduction of this Security Agreement signed by Debtor if Secured Party shall elect so to file, and it is also agreed and understood that Secured Party may, if deemed necessary or desirable, file (or sign and file) as a financing statement any carbon copy of, or photographic or other reproduction of, this Security Agreement or of any financing statement executed in connection with this Security Agreement.

                 (3) Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the written consent of Secured Party; and Debtor will keep the Collateral free from any adverse, lien, security interest, encumbrance, charges or claim.

                 (4) Except as specifically otherwise permitted or provided herein, if, at any time, the Debtor holds or has possession of the Collateral or any part thereof, or of any other goods, documents or instruments now or at any time constituting a part of the Collateral subject to this Security Agreement, then the same shall remain in Debtor's possession and control at all times at Debtor's risk of loss, and, if in Debtor's possession, are now kept, and at all times shall be kept, at the address given in the blank below:


or if left blank at the address first shown for Debtor at the beginning of this Security Agreement; and in any event Debtor will promptly notify Secured Party of any change in any of such addresses and of any new addresses where the Collateral or any such goods, documents or instruments are or may be kept and of any other change in the above-identified location of all or any part of the Collateral, and Debtor will not move or remove the Collateral or such goods, documents, or instruments, or any part thereof, from the addresses and places described and specified above without the prior written consent of Secured Party.

                 (5) All information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit made or delivered to Secured Party by or on behalf of Debtor prior to, contemporaneously with or




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subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine.

                 (6) Debtor will, upon the execution of this Security Agreement by Debtor, deliver, or cause to be delivered, to Secured Party the instruments, securities, documents, and chattel paper subject to this Security Agreement; furthermore, if any instruments, securities, chattel paper, money or monies, or documents are, at any time or times, included in the Collateral, whether as proceeds or otherwise, Debtor will promptly deliver the same to Secured Party upon the receipt thereof by Debtor, and in any event promptly upon demand therefor by Secured Party. Notwithstanding anything contained in the Employment Agreement to the contrary, as a condition precedent to Secured Party's obligations to deliver to Debtor any recordable assignment of any Overriding Royalty Interest, Debtor shall execute and deliver to Secured Party in recordable form and otherwise in form and substance satisfactory to Secured Party a mortgage, assignment of production and security agreement, and/or such other instruments and/or documents as Secured Party shall determine, covering such Overriding Royalty Interest and securing payment of the Obligations.

                 III.     Events of Default

                 Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions (each an "Event of Default"):

                 (1) Default in the payment when due of the principal of, or interest on, the Note or of any other of the Obligations;

                 (2) Default in the performance of any agreement or obligation of Debtor to the holder of the Obligations;

                 (3) Any warranty, representation or statement made in this Security Agreement or made or furnished to Secured Party by or on behalf of Debtor in connection with this Security Agreement or to induce Secured Party to make any loan to Debtor proves to have been false in any material respect when made or furnished; or any financial statement of Debtor or of any endorser, guarantor or surety on any of the Obligations which has been or may be furnished to Secured Party by or on behalf of Debtor or such guarantor, endorser or surety shall prove to be false in any materially detrimental respect;

                 (4) The levy of any attachment, execution, or other process against Debtor or any of the Collateral;

                 (5) Death, insolvency or business failure of Debtor, or the commission of any act of bankruptcy by, or the appointment of receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or the




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commencement of any proceedings under any bankruptcy or insolvency law by or against, Debtor;

                 (6) Failure or refusal of Debtor to perform or observe any of the covenants, duties or agreements herein imposed upon or agreed to be performed or observed by Debtor;

                 (7) The occurrence of any "Event of Default" as such term is defined in the Note.

                 IV.      Remedies

                 (1) In the event of the default in the payment of any of the Obligations or any principal, interest or other amount payable thereunder, when due, or upon the happening of any of the Events of Default specified above, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable without presentment or demand or any notice to the Debtor or any other person obligated thereon and Secured Party shall have and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted and as amended in the State of Texas, and as otherwise granted herein or under any other law or under any other agreement executed by Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by Secured Party and toward payment of the Obligations in such order or manner as Secured Party may elect. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor either at the street address first shown hereinabove or at the mailing address, if any, shown for Debtor at the beginning of this Security Agreement at least five days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

                 (2) Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply the same on the principal and interest or other amounts owing on any of the Obligations, whether or not then due, in such order or manner as Secured Party may elect. Secured Party is further




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expressly granted the rights, exercisable at its option at any time, whether before or after default, to take control of any proceeds, payments, monies, income, collections or benefits and to notify account debtors, lessees, obligors on any instruments or other obligors to make all payments directly to Secured Party on any and all accounts, leases, instruments, or obligations, constituting, at any time or from time to time, a part of the Collateral and to make payment directly to Secured Party of all such income, monies, proceeds or other benefits; and Debtor will, upon request of Secured Party, so notify all such account debtors, lessees or obligors. Without limiting in any way the generality of the preceding sentences, it is expressly acknowledged and agreed by Debtor and Secured Party that Secured Party shall have the express right, at its option, to receive directly any and all cash payable to Debtor on, or otherwise in respect of, any Overriding Royalty Interest and apply such amounts as received to the outstanding principal balance of the Obligations, whether or not then due, without further consent or authorization from Debtor.

                 (3) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

                 (4) All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

                 (5) The right of Secured Party to take possession or control of the Collateral upon the happening of any of the events or conditions constituting a default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon; and, in this connection, DEBTOR EXPRESSLY WAIVES ANY CONSTITUTIONAL RIGHTS OF DEBTOR WITH REGARD TO NOTICE, ANY JUDICIAL PROCESS OR ANY HEARING PRIOR TO THE EXERCISE OF THE RIGHT OF SECURED PARTY TO TAKE POSSESSION OR CONTROL OF THE COLLATERAL UPON THE HAPPENING OF ANY OF THE EVENTS OR CONDITIONS CONSTITUTING A DEFAULT.

                 V.       General

                 (1) Secured Party may, at its option, whether or not the Obligations are due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against other parties, which Debtor hereby assumes to do.




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                 (2)      This Security Agreement shall not be construed as
relieving Debtor from full personal liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

                 (3) If maturity of the Obligations shall be accelerated for any reason, the full amount of any interest then unearned which has been collected theretofore by or for Secured Party shall thereupon be credited against the Obligations. Notwithstanding any other provision in this Security Agreement or in the Obligations or any of them, Debtor shall never be liable for unearned interest on the Obligations, or on any of them, and shall further never be required to pay interest on the Obligations, or on any of them, at a rate in excess of the maximum percentage rate authorized and allowed by applicable law. The intent of the parties being to conform and comply fully with all laws concerning usury applicable hereto or to the Obligations or any part thereof, any agreement concerning interest in any of the foregoing shall be subject to reduction to the amount allowed under the applicable laws with respect to usury, as now or hereafter construed by the courts with jurisdiction thereof, and any interest collected in excess of the amount authorized and permitted by such laws shall be refunded to the person paying the same, or credited against the Obligations.

                 (4) No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

                 (5) The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of any part or all of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and this Security Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment or attempted assignment or transfer of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

                 (6) Any notice or demand to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States mails, duly stamped and addressed to Debtor either at the street address first shown hereinabove




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or at the mailing address, if any, given for Debtor at the beginning of this
Security Agreement; but actual notice, however given or received, shall always be effective.

                 (7) All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind his heirs, executors, or administrators, and his or its successors or assigns. If there be more than one Debtor, their obligations hereunder shall be joint and several.

                 (8) Each term used in this Security Agreement, unless the context otherwise requires, and in all events subject to any express definitions set forth in this Security Agreement, shall be deemed to have the same meaning herein as that given each such term under the Uniform Commercial Code, as adopted and as amended in the State of Texas.


                 (9) As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

                 (10) The law governing this secured transaction shall be that of the State of Texas existing as of the date hereof; provided, that if any additional rights or remedies are granted by the law of Texas to secured parties or to persons similarly situated to Secured Party, then Secured Party shall also have and may exercise any such additional rights or remedies. Signed in multiple original counterparts and delivered on the day and year first above written.


                                                     /s/ FRANK A. PICI
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                                                         Frank A. Pici



The undersigned, Sharon Pici, is the spouse of Debtor and in such capacity executes the Security Agreement for the purpose of binding any and all rights (including spousal rights and community property rights) that she may have in the Collateral.




                                                      /s/ SHARON PICI
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                                                          Sharon Pici




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